UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2009

KBS REAL ESTATE INVESTMENT TRUST II, INC.

(Exact name of registrant specified in its charter)

Maryland	000-53649	26-0658752
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

620 Newport Center Drive, Suite 1300

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

This Current Report on Form 8-K is being filed by KBS Real Estate Investment Trust II, Inc. (the “Company”) to present information about the prior performance of programs sponsored by Peter M. Bren, Keith D. Hall, Peter McMillan III and Charles J. Schreiber, Jr., who are the Company’s sponsors. This prior performance information is being filed on Form 8-K in order to be incorporated by reference into the Company’s Registration Statement on Form S-11 (File No. 333-146341), as amended.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

Dated: March 25, 2010	BY:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chairman of the Board, Chief Executive Officer and Director

PRIOR PERFORMANCE TABLES

As used herein, the terms “we,” “our” and “us” refer to KBS Real Estate Investment Trust II, Inc.

In January 2006, our sponsors, Peter M. Bren, Keith D. Hall, Peter McMillan III and Charles J. Schreiber, Jr., teamed to launch the initial public offering of their first public non-traded REIT, KBS Real Estate Investment Trust, Inc., which we refer to as KBS REIT I, and they are currently sponsoring the initial public offering of KBS Strategic Opportunity REIT, Inc., which we refer to as KBS Strategic Opportunity REIT. Together with Legacy Partners Residential Realty LLC and certain of its affiliates, our sponsors are also sponsoring another public real estate investment trust, KBS Legacy Partners Apartment REIT, Inc. We refer to KBS Legacy Partners Apartment REIT, Inc. as KBS Legacy Partners Apartment REIT. Our sponsors have also filed a registration statement for the initial public offering of KBS Real Estate Investment Trust III, Inc., which we refer to as KBS REIT III. As of the date of this filing, KBS REIT III’s initial public offering is in registration with the SEC. Our advisor, KBS Capital Advisors LLC, is also the external advisor to KBS REIT I, KBS Strategic Opportunity REIT, KBS Legacy Partners Apartment REIT and KBS REIT III. KBS REIT I launched its initial public offering on January 27, 2006 and ceased offering shares in its primary offering on May 30, 2008. KBS Strategic Opportunity REIT launched its initial public offering on November 20, 2009 and KBS Legacy Partners Apartment REIT launched its initial public offering on March 12, 2010. As of the date of this filing, KBS Strategic Opportunity REIT and KBS Legacy Partners Apartment REIT have not broken escrow in their offerings.

Since 1992, two of our sponsors, Messrs. Bren and Schreiber, have partnered to acquire, manage, develop and sell high-quality U.S. commercial real estate assets as well as real estate-related investments on behalf of institutional investors. Since the formation of the first investment advisor affiliated with Messrs. Bren and Schreiber in 1992, investment advisors affiliated with Messrs. Bren and Schreiber have sponsored 14 private real estate funds that have raised over $2.1 billion of equity from institutional investors (as of December 31, 2009). Together, Messrs. Bren and Schreiber founded KBS Realty Advisors LLC, a registered investment advisor with the SEC and a nationally recognized real estate investment advisor. We refer to the investment advisors affiliated with Messrs. Bren and Schreiber as KBS investment advisors.

During the 10-year period ending December 31, 2009, KBS investment advisors have managed 14 private real estate funds, six of which were multi-investor, commingled funds and eight of which were single-client, separate accounts. All of these private funds were limited partnerships for which affiliates of Messrs. Bren and Schreiber act or acted as a general partner. In all cases, affiliates of Messrs. Bren and Schreiber had responsibility for acquiring, investing, managing, developing and selling the real estate and real estate-related assets of each of the funds. Six of the 14 private funds managed by KBS investment advisors during the 10-year period ending December 31, 2009 used private REITs to structure the ownership of some of their investments.

KBS REIT I and each of the private funds managed by KBS investment advisors during the 10-year period ending December 31, 2009 have or had (five of the funds have been fully liquidated) investment objectives that are similar to ours. Like ours, their primary investment objectives are to provide investors with attractive and stable returns and to preserve and return their capital contributions and, like us, they seek to realize growth in the value of their investments by timing asset sales to maximize asset value. In addition, both real estate and real estate-related investments involve similar assessments of the risks and rewards of the operation of the underlying real estate and financing thereof as well as an understanding of the real estate and real estate-finance markets.

KBS REIT I and each of the private funds have focused upon acquiring a diverse portfolio of real estate investments. The KBS investment advisors of the private funds typically diversified the portfolios of the funds by property type and geographic region as well as investment size and investment risk. In constructing the portfolios for 12 of the 14 private funds, the KBS investment advisor specialized in acquiring a mix of value-added, enhanced-return and core real estate assets, focusing primarily on value-added and enhanced-return properties. Value-added and enhanced-return assets are assets that are undervalued or that could be repositioned to enhance their value. For two of the 14 private funds, the KBS investment advisor focused on the acquisition of core real estate assets. Based on purchase price, KBS REIT I acquired approximately 65% core investments (which are generally existing properties with at least 80% occupancy and minimal near-term lease rollover) and approximately 35% real estate-related investments, including mortgage loans, mezzanine debt, mortgage-backed securities and other similar structured finance investments. Like KBS REIT I, we will seek to diversify our assets by investment risk by making investments in core properties and real estate-related assets. We intend to allocate between 60% and 70% of our portfolio to investments in core properties and between 30% and 40% of our portfolio to mortgage, mezzanine, bridge and other loans; debt and derivative securities related to real estate assets, including mortgage-backed securities; and the equity securities of other REITs and real estate companies.

The tables presented in this section provide summary unaudited information related to the historical experience of KBS REIT I and the private real estate funds sponsored by KBS investment advisors. By purchasing shares in this offering, you will not acquire any ownership interest in any funds to which the information in this section relates and you should not assume that you will experience returns, if any, comparable to those experienced by the investors in the real estate funds discussed. Further, the private funds discussed in this section were conducted through privately-held entities that were subject neither to the up-front commissions, fees and expenses associated with this offering nor all of the laws and regulations that will apply to us as a publicly offered REIT.

The following tables are included herein:

•	Table I – Experience in Raising and Investing Funds;

•	Table II – Compensation to Sponsor;

•	Table III – Operating Results of Prior Programs;

•	Table IV – Results of Completed Programs;

•	Table V – Sales or Disposals of Properties; and

•	Table VI – Acquisitions of Properties by Programs.

The information in these tables should be read together with the summary information under “Prior Performance Summary” in our Registration Statement on Form S-11 (File No. 333-146341), as amended.

TABLE I

EXPERIENCE IN RAISING AND INVESTING FUNDS

(UNAUDITED)

Prior Performance Is Not Indicative of Future Results

Table I provides a summary of the experience of our sponsors and KBS investment advisors in raising and investing funds for programs that have had offerings close during the three years ended December 31, 2009. Information is provided as to the manner in which the proceeds of the offerings have been applied. Each of the programs presented have investment objectives similar to ours. All percentage amounts except “Percent leveraged” represent percentages of the dollar amount raised for each program.

	SEPARATE ACCOUNT 5/06	SEPARATE ACCOUNT 10/06	SEPARATE ACCOUNT 01/07	KBS REIT I
Dollar amount offered	$50,012,000	$47,974,000	$81,790,000	$2,000,000,000

Dollar amount raised	$50,012,000	$47,974,000	$81,790,000	$1,703,298,000

Percentage amount raised	100.0%	100.0%	100.0%	85.2%

Percentage available for investment before offering expenses and reserves	100.0%	100.0%	100.0%	100.0%

Less offering expenses:

Selling commissions and dealer manager fees	-	-	-	9.1%

Organizational and offering expenses	-	-	-	1.0%

Reserves	-	-	-	-

Percentage available for investment after offering expenses and reserves	100.0%	100.0%	100.0%	89.9%

Acquisition costs:

Prepaid items and fees related to purchase of property	-	-	-	-

Purchase price (cash down payment) (1)	253.5%	239.1%	145.7%	176.2%

Acquisition fees (2)	2.5%	2.4%	1.5%	1.3%

Other capitalized costs (3)	2.1%	0.9%	0.4%	0.9%

Total acquisition costs (includes mortgage financing) (4)	258.1%	242.4%	147.6%	178.4%

Percent leveraged (5)	64.4%	64.2%	12.1%	49.5%

Date offering began	(6)	(7)	(8)	01/27/2006 (9)

Length of offering (in months)	(6)	(7)	(8)	28 (9)

Months to invest 90% of amount available for investment	(6)	(7)	(8)	31 (9)

(1) “Purchase price (cash down payment)” includes both debt- and equity-financed payments. See the “Percent leveraged” line for the approximate percentage of the purchase price financed with mortgage or other debt.

(2) Represents acquisition and origination fees as if they were calculated as a percentage of dollar amount raised. Acquisition and origination fees of these programs are calculated as a percentage of purchase price (including leverage used to fund the acquisition or origination) plus other acquisition and origination expenses and are paid to the KBS sponsor.

(3) Other capitalized costs include legal fees, outside broker fees, environmental studies, title and other closing costs.

(4) Total acquisition costs include the cash down payment, acquisition and origination fees, acquisition and origination expenses and mortgage financing.

(5) “Percent leveraged” represents financing outstanding as of December 31, 2009 divided by total acquisition or origination cost for properties and other investments acquired.

(6) This program represents a single-client account whereby dollars are raised only as assets are identified pursuant to a partnership agreement between a KBS affiliate and an institutional investor. Under the partnership agreement, when the KBS investment advisor for the partnership identifies properties for investment, the KBS investment advisor invests funds on behalf of the investor, manages the assets in the investor’s portfolio and ultimately sells the assets on behalf of the investor. Separate Account 5/06 made its first investment in September 2006. The program has made a total of five separate investments through December 2009.

TABLE I

EXPERIENCE IN RAISING AND INVESTING FUNDS (CONTINUED)

(UNAUDITED)

Prior Performance Is Not Indicative of Future Results

(7) This program represents a single-client account whereby dollars are raised only as assets are identified pursuant to a partnership agreement between a KBS affiliate and an institutional investor. Under the partnership agreement, when the KBS investment advisor for the partnership identifies properties for investment, the KBS investment advisor invests funds on behalf of the investor, manages the assets in the investor’s portfolio and ultimately sells the assets on behalf of the investor. Separate Account 10/06 made its first investment in November 2006. The program has made a total of four separate investments through December 2009.

(8) This program represents a single-client account whereby dollars are raised only as assets are identified pursuant to a partnership agreement between a KBS affiliate and an institutional investor. Under the partnership agreement, when the KBS investment advisor for the partnership identifies properties for investment, the KBS investment advisor invests funds on behalf of the investor, manages the assets in the investor’s portfolio and ultimately sells the assets on behalf of the investor. Separate Account 01/07 made its first investment in March 2008. The program has made three investments through December 2009.

(9) KBS REIT I is a publicly-registered, non-traded REIT. KBS REIT I launched its initial public offering on January 27, 2006. On July 5, 2006, KBS REIT I broke escrow in its initial public offering and then commenced real estate operations. KBS REIT I ceased offering shares of common stock in its primary offering on May 30, 2008 and has now terminated its primary offering upon the completion of review of subscriptions submitted in accordance with its processing procedures. KBS REIT I continues to issue shares under its dividend reinvestment plan; proceeds from the dividend reinvestment plan are omitted from Table I. With proceeds from its initial public offering and debt financing, KBS REIT I acquired 64 real estate properties, one master lease, 21 real estate loans receivable and two investments in securities directly or indirectly backed by commercial mortgage loans. As discussed under “Prior Performance Summary – KBS REIT I” in our Registration Statement on Form S-11 (File No. 333-146341), as amended, subsequent to KBS REIT I’s acquisition of these properties, loans and other investments, KBS REIT I’s portfolio composition changed as a result of the restructuring of certain investments and KBS REIT I taking title to properties underlying investments in loans that became impaired.

TABLE II

COMPENSATION TO SPONSOR

(UNAUDITED)

Prior Performance Is Not Indicative of Future Results

Table II summarizes the amount and type of compensation paid to KBS affiliates during the three years ended December 31, 2009 in connection with 1) each program sponsored by our sponsors or a KBS investment advisor that had offerings close during this period and 2) all other programs that have made payments to KBS affiliates during this period. All of the programs represented in the table below have or had investment objectives similar to ours. All figures are as of December 31, 2009.

TABLE II

COMPENSATION TO SPONSOR (CONTINUED)

(UNAUDITED)

Prior Performance Is Not Indicative of Future Results

	Commingled Account 12/96 (1)	Commingled Account 6/98 (2)	Commingled Account 6/99 (3)	Separate Account 10/97 (4)	Separate Account 12/98 (5)	Separate Account 6/05 (6)	Separate Account 8/05 (7)	Separate Account 5/06 (8)	Separate Account 10/06 (9)	Separate Account 01/07(10)	KBS REIT I (11)
Date offering commenced	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)	(11)
Dollar amount raised	$266,125,050	$216,650,000	$187,000,000	$153,016,700	$210,967,612	$50,043,000	$49,180,000	$50,012,000	$47,974,000	$81,790,000	$1,832,820,000
Amount paid to sponsor from proceeds of offering:
Underwriting fees	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$40,585,721 (16)
Acquisition fees:
- real estate commissions	-	-	-	-	-	-	-	-	-	-	-
- advisory fees (12)	-	-	-	-	-	46,000	54,000	346,000	882,000	1,199,000	20,004,000
- other	-	-	-	-	-	-	-	-	-	-	-
Other	-	-	-	-	-	-	-	-	-	-	-
Dollar amount of cash generated from operations before deducting payments to sponsors	$16,648,000	$10,586,000	$14,817,000	$(115,000)	$4,951,000	$13,948,000	$11,492,000	$16,055,000	$13,298,000	$8,470,000	$298,767,000
Amount paid to sponsor from operations:
Property management fees (13)	$2,840,000	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Partnership and asset management fees	1,563,000	1,036,000	1,362,000	629,000	1,497,000	3,602,000	3,545,000	3,560,000	3,267,000	1,067,000	40,199,000 (17)
Reimbursements	-	-	-	-	-	-	-	-	-	-	-
Leasing commissions (13)	1,954,000	-	-	-	-	-	-	-	-	-	-
Construction management fees (13)	18,000	-	-	-	-	-	-	-	-	-	-
Loan servicing fees	-	-	-	-	-	-	-	-	-	-	-
Dollar amount of property sales and refinancing before deducting payments to sponsors (14)
- cash	$64,322,000	$137,452,000	$93,460,000	$109,379,000	$60,346,000	$1,812,000	$1,326,000	$-	$1,811,000	$-	$-
- notes	-	-	-	-	-	-	-	-	-	-	-
Amounts paid to sponsor from property sales and refinancing:
-Real estate commissions (15)	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
-Disposition fees	-	497,000	335,000	-	-	-	-	-	-	-	-
- Incentive fees (15)	-	-	67,000	-	-	-	-	-	-	-	-
- Other	-	-	-	-	-	-	-	-	-	-	-

TABLE II

COMPENSATION TO SPONSOR (CONTINUED)

(UNAUDITED)

Prior Performance Is Not Indicative of Future Results

(1) This program made payments to KBS affiliates during the three years ended December 31, 2009; however, it did not close any offerings during this period. Commingled Account 12/96 represents a multi-investor commingled fund that makes investments through a limited partnership for which an affiliate of Messrs. Bren and Schreiber acts as the general partner. This program made its first investment in December 1996.

(2) This program made payments to KBS affiliates during the three years ended December 31, 2009; however, it did not close any offerings during this period. Commingled Account 6/98 represents a multi-investor commingled fund that makes investments through a limited partnership for which an affiliate of Messrs. Bren and Schreiber acts as the general partner. This program made its first investment in June 1998.

(3) This program made payments to KBS affiliates during the three years ended December 31, 2009; however, it did not close any offerings during this period. Commingled Account 6/99 represents a multi-investor commingled fund that makes investments through a limited partnership for which an affiliate of Messrs. Bren and Schreiber acts as the general partner. The account made its first investment in June 1999.

(4) This program made payments to KBS affiliates during the three years ended December 31, 2009; however, it did not close any offerings during this period. Separate Account 10/97 represents a single-client account that made investments through a limited partnership for which an affiliate of Messrs. Bren and Schreiber acts as the general partner. This program made its first investment in October 1997.

(5) This program made payments to KBS affiliates during the three years ended December 31, 2009; however, it did not close any offerings during this period. Separate Account 12/98 represents a single-client account that made investments through a limited partnership for which an affiliate of Messrs. Bren and Schreiber acts as the general partner. This program made its first investment in December 1998.

(6) This program made payments to KBS affiliates during the three years ended December 31, 2009; however, it did not close any offerings during this period. Separate Account 6/05 represents a single-client account that made investments through a limited partnership for which an affiliate of Messrs. Bren and Schreiber acts as the general partner. This program made its first investment in June 2005.

(7) This program made payments to KBS affiliates during the three years ended December 31, 2009; however, it did not close any offerings during this period. Separate Account 8/05 represents a single-client account that made investments through a limited partnership for which an affiliate of Messrs. Bren and Schreiber acts as the general partner. This program made its first investment in October 2005.

(8) This program represents a single-client account whereby dollars are raised only as assets are identified pursuant to a partnership agreement between a KBS affiliate and an institutional investor. Under the partnership agreement, when the KBS investment advisor for the partnership identifies properties for investment, the KBS investment advisor invests funds on behalf of the investor, manages the assets in the investor’s portfolio and ultimately sells the assets on behalf of the investor. Separate Account 5/06 made its first investment in September 2006. The program has made a total of five separate investments through December 2009. For more information about this program’s experience in raising capital, see Table I.

(9) This program represents a single-client account whereby dollars are raised only as assets are identified pursuant to a partnership agreement between a KBS affiliate and an institutional investor. Under the partnership agreement, when the KBS investment advisor for the partnership identifies properties for investment, the KBS investment advisor invests funds on behalf of the investor, manages the assets in the investor’s portfolio and ultimately sells the assets on behalf of the investor. Separate Account 10/06 made its first investment in November 2006. The program has made a total of four separate investments through December 2009. For more information about this program’s experience in raising capital, see Table I.

(10) This program represents a single-client account whereby dollars are raised only as assets are identified pursuant to a partnership agreement between a KBS affiliate and an institutional investor. Under the partnership agreement, when the KBS investment advisor for the partnership identifies properties for investment, the KBS investment advisor invests funds on behalf of the investor, manages the assets in the investor’s portfolio and ultimately sells the assets on behalf of the investor. Separate Account 01/07 made its first investment in March 2008. The program has made three investments through December 2009. For more information about this program’s experience in raising capital, see Table I.

(11) KBS REIT I is a publicly registered, non-traded REIT. KBS REIT I launched its initial public offering on January 27, 2006. On July 5, 2006, KBS REIT I broke escrow in its initial public offering and then commenced real estate operations. KBS REIT I ceased offering shares of common stock in its primary offering on May 30, 2008 and has now terminated its primary offering upon the completion of review of subscriptions submitted in accordance with its processing procedures. KBS REIT I continues to issue shares under its dividend reinvestment plan; proceeds from the dividend reinvestment plan are included in “Dollar amount raised” in this table, but are omitted from Table I. With proceeds from its initial public offering and debt financing, KBS REIT I acquired 64 real estate properties, one master lease, 21 real estate loans receivable and two investments in securities directly or indirectly backed by commercial mortgage loans. As discussed under “Prior Performance Summary – KBS REIT I” in our Registration Statement on Form S-11 (File No. 333-146341), as amended, subsequent to KBS REIT I’s acquisition of these properties, loans and other investments, KBS REIT I’s portfolio composition changed as a result of the restructuring of certain investments and KBS REIT I taking title to properties underlying investments in loans that became impaired. For more information about this program’s experience in raising capital, see Table I.

(12) Advisory fees are acquisition fees and origination fees that are calculated as a percentage of purchase price (including any debt used to fund the acquisition or origination) plus acquisition or originations expenses and are paid to the KBS sponsor. Separate Account 06/05, Separate Account 08/05, Separate Account 05/06, Separate Account 10/06 and Separate Account 01/07 also pay fees on amounts subsequently funded for capital improvements, tenant improvement costs and allowance and leasing costs, and these fees are included under advisory fees for these funds.

(13) Fees paid to parties affiliated with the general partner of the program.

(14) Dollar amount of property sales and refinancing represents capital from property sales and refinancings that were used to make distributions to investors.

TABLE II

COMPENSATION TO SPONSOR (CONTINUED)

(UNAUDITED)

Prior Performance Is Not Indicative of Future Results

(15) Only one of the private funds represented in this table, Commingled Account 6/99, paid incentive fees during the three years ended December 31, 2009. Two of the 10 private funds listed in this table, Commingled Account 6/98 and Commingled Account 6/99, pay incentive fees based on gains from the sale of assets. The incentive fees for the remaining eight private funds represented in this table (Commingled Account 12/96, Separate Account 10/97, Separate Account 12/98, Separate Account 6/05, Separate Account 8/05, Separate Account 5/06, Separate Account 10/06 and Separate Account 01/07) are back-end fees based on participation interests in the net cash flows of the funds’ assets after achieving a stipulated return for the investors. These back-end incentive fees will be paid during the final liquidation stage of the funds. Four of the private funds presented in this table (Commingled Account 12/96, Commingled Account 6/98, Commingled Account 6/99 and Separate Account 10/97) are in their liquidation stage. KBS REIT I may pay subordinated incentive fees based on participation in the net cash flows of the fund (whether from continuing operations, net sale proceeds or otherwise), after achieving a stipulated return for investors. Upon listing of the shares of KBS REIT I, such listed program may pay a subordinated incentive fee to its external advisor if investors have received a stipulated return. However, any portion of a subordinated participation in net cash flows paid by KBS REIT I would offset the amount otherwise due pursuant to the subordinated incentive listing fee.

(16) Underwriting fees include (i) dealer manager fees paid to the KBS-affiliated dealer manager that are not reallowed to participating broker-dealers as a marketing fee, (ii) the reimbursed portion of a dual employee’s salary paid by the KBS-affiliated dealer manager attributable to time spent planning and coordinating training and education meetings on behalf of the respective program, (iii) the reimbursed travel, meal and lodging costs of wholesalers and other registered persons of the KBS-affiliated dealer manager attending retail conferences and training and education meetings, (iv) reimbursed costs for promotional items for broker-dealers paid for by the KBS-affiliated dealer manager, (v) reimbursed legal fees paid for by the KBS-affiliated dealer manager and (vi) reimbursed attendance and sponsorship fees incurred by employees of the KBS-affiliated dealer manager and its affiliates to attend retail conferences sponsored by participating broker-dealers and other meetings with participating broker-dealers.

(17) As of December 31, 2009, this program had incurred but unpaid performance fees totaling $4.9 million.

TABLE III

OPERATING RESULTS OF PRIOR PROGRAMS

(UNAUDITED)

Prior Performance Is Not Indicative of Future Results

This table summarizes the operating results of programs sponsored by our sponsors and KBS investment advisors that have had offerings close during the five years ended December 31, 2009. For these programs, this table shows: the income or loss of such programs (based upon U.S. generally accepted accounting principles (“GAAP”)); the cash they generated from operations, sales and refinancings; and information regarding cash distributions. Each of these private programs has investment objectives similar to ours. All figures are as of December 31 of the year indicated, except as otherwise noted.

TABLE III

OPERATING RESULTS OF PRIOR PROGRAMS (CONTINUED)

(UNAUDITED)

Prior Performance Is Not Indicative of Future Results

	Separate Account 6/05
	2005	2006	2007	2008	2009
Gross revenues	$4,045,000	$12,215,000	$13,348,000	$14,945,000	$13,470,000
Profit (loss) on sale of properties	-	-	-	-	-
Less: Operating expenses(1)	(2,098,000)	(5,128,000)	(5,407,000)	(5,625,000)	(5,827,000)
Interest expense	(1,524,000)	(4,856,000)	(5,349,000)	(5,394,000)	(4,307,000)
Depreciation(2)	-	-	-	-	-
Unrealized gain (loss)(2)	-	2,038,000	5,361,000	(3,752,000)	(24,415,000)

Net income (loss) - GAAP basis(2)	$423,000	$4,269,000	$7,953,000	$174,000	$(21,079,000)

Taxable income:
From operations	$482,000	$(61,000)	$82,000	$1,135,000	$453,378
From gain (loss) on sale	-	-	-	-	-
Cash generated (deficiency) from operations	2,337,000	3,316,000	3,063,000	3,729,000	3,554,000
Cash generated (deficiency) from sales	-	-	-	-	-
Cash generated from refinancing	-	-	-	-	-

Total cash generated from operations, sales and refinancing	2,337,000	3,316,000	3,063,000	3,729,000	3,554,000
Less: Cash distributions to investors
- From operating cash flow	(1,505,000)	(3,560,000)	(3,559,000)	(3,560,000)	(3,560,000)
- From sales and refinancing	-	-	-	-	-

Cash generated (deficiency) after cash distributions	832,000	(244,000)	(496,000)	169,000	(6,000)
Less: Special items (not including sales and refinancing)	-	-	-	-	-

Cash generated (deficiency) after cash distributions and special items	$832,000	$(244,000)	$(496,000)	$169,000	$(6,000)

Tax and Distribution Data per $1,000 Invested(3)
Federal Income Tax Results:
Ordinary income (loss)
- from operations	$23	$(1)	$2	$23	$9
- from recapture	-	-	-	-	-
Capital gain (loss)	-	-	-	-	-
Cash distributions to investors
Source (on GAAP basis)
- from investment income	72	71	71	71	71
- from return of capital	-	-	-	-	-

Total distribution on GAAP basis	$72	$71	$71	$71	$71

Source (on cash basis)
- from sales	$-	$-	$-	$-	$-
- from refinancing	-	-	-	-	-
- from operations	72	71	71	71	71

Total distributions on cash basis	$72	$71	$71	$71	$71

Amounts (in percentage terms) remaining invested in program properties as of December 31, 2009(4)	100%	100%	100%	100%	100%

(1) Operating expenses include all general and administrative expenses.

(2) The accompanying financial information has been prepared in conformity with accounting principles generally accepted in the United States for investment companies. Accordingly, the real estate investments are reflected at their estimated current values as determined by the general partner, using current appraisals or market information and the general partner’s good faith estimate of value. All other assets and liabilities are generally valued based on the actual costs or liabilities incurred, which management believes approximates current value.

The major differences between GAAP basis net income for investment companies and taxable income are the following:

•	GAAP basis income for investment companies does not include depreciation expense while taxable income includes depreciation expense.

•

GAAP basis income for investment companies includes the changes in market value of real estate investments as unrealized gain or loss in the income statement. There is no such adjustment for the calculation of taxable income.

(3) Tax and distribution data per $1,000 invested calculated based on weighted-average capital invested.

(4) Calculated as original total acquisition cost of investments made divided by original total acquisition cost of all investments held as of December 31, 2009.

TABLE III

OPERATING RESULTS OF PRIOR PROGRAMS (CONTINUED)

(UNAUDITED)

Prior Performance Is Not Indicative of Future Results

	Separate Account 8/05
	2005	2006	2007	2008	2009
Gross revenues	$1,110,000	$10,653,000	$13,149,000	$12,932,000	$12,911,000
Profit (loss) on sale of properties	-	-	-	-	-
Less: Operating expenses(1)	(599,000)	(5,228,000)	(4,965,000)	(5,210,000)	(5,331,000)
Interest expense	(454,000)	(4,342,000)	(5,489,000)	(5,504,000)	(4,873,000)
Depreciation(2)	-	-	-	-	-
Unrealized gain (loss)(2)	-	6,381,000	2,111,000	(444,000)	(8,862,000)

Net income (loss) - GAAP basis(2)	$57,000	$7,464,000	$4,806,000	$1,774,000	$(6,155,000)

Taxable income:
From operations	$23,000	$(879,000)	$225,000	$(246,000)	$211,422
From gain (loss) on sale	-	-	-	-	-
Cash generated (deficiency) from operations	1,601,000	3,433,000	2,681,000	2,517,000	2,749,000
Cash generated (deficiency) from sales	-	-	-	-	-
Cash generated from refinancing	-	-	-	-	-

Total cash generated from operations, sales and refinancing	1,601,000	3,433,000	2,681,000	2,517,000	2,749,000
Less: Cash distributions to investors
- From operating cash flow	(470,000)	(3,190,000)	(3,500,000)	(3,500,000)	(3,499,000)
- From sales and refinancing	-	-	-	-	-

Cash generated (deficiency) after cash distributions	1,131,000	243,000	(819,000)	(983,000)	(750,000)
Less: Special items (not including sales and refinancing)	-	-	-	-	-

Cash generated (deficiency) after cash distributions and special items	$1,131,000	$243,000	$(819,000)	$(983,000)	$(750,000)

Tax and Distribution Data per $1,000 Invested(3)
Federal Income Tax Results:
Ordinary income (loss)
- from operations	$3	$(20)	$5	$(5)	$4
- from recapture	-	-	-	-	-
Capital gain (loss)	-	-	-	-	-
Cash distributions to investors
Source (on GAAP basis)
- from investment income	70	71	71	71	71
- from return of capital	-	-	-	-	-

Total distribution on GAAP basis	$70	$71	$71	$71	$71

Source (on cash basis)
- from sales	$-	$-	$-	$-	$-
- from refinancing	-	-	-	-	-
- from operations	70	71	71	71	71

Total distributions on cash basis	$70	$71	$71	$71	$71

Amounts (in percentage terms) remaining invested in program properties as of December 31, 2009(4)	100%	100%	100%	100%	100%

(1) Operating expenses include all general and administrative expenses.

(2) The accompanying financial information has been prepared in conformity with accounting principles generally accepted in the United States for investment companies. Accordingly, the real estate investments are reflected at their estimated current values as determined by the general partner, using current appraisals or market information and the general partner’s good faith estimate of value. All other assets and liabilities are generally valued based on the actual costs or liabilities incurred, which management believes approximates current value.

The major differences between GAAP basis net income for investment companies and taxable income are the following:

•	GAAP basis income for investment companies does not include depreciation expense while taxable income includes depreciation expense.

•

GAAP basis income for investment companies includes the changes in market value of real estate investments as unrealized gain or loss in the income statement. There is no such adjustment for the calculation of taxable income.

(3) Tax and distribution data per $1,000 invested calculated based on weighted-average capital invested.

(4) Calculated as original total acquisition cost of investments made divided by original total acquisition cost of all investments held as of December 31, 2009.

TABLE III

OPERATING RESULTS OF PRIOR PROGRAMS (CONTINUED)

(UNAUDITED)

Prior Performance Is Not Indicative of Future Results

	Separate Account 5/06				Separate Account 10/06
	2006	2007	2008	2009	2006	2007	2008	2009
Gross revenues	$2,526,000	$16,480,000	$16,447,000	$15,353,000	$354,000	$13,628,000	$14,723,000	$15,662,000
Profit (loss) on sale of properties	-	-	-	-	-	-	-	-
Less: Operating expenses(1)	(1,503,000)	(7,855,000)	(7,907,000)	(7,875,000)	(428,000)	(7,653,000)	(8,070,000)	(7,190,000)
Interest expense	(878,000)	(4,810,000)	(4,824,000)	(4,922,000)	(122,000)	(4,146,000)	(4,383,000)	(4,385,000)
Depreciation(2)	-	-	-	-	-	-	-	-
Unrealized gain (loss)(2)	-	4,905,000	(2,756,000)	(18,731,000)	-	5,327,000	971,000	(1,296,000)

Net income (loss) - GAAP basis(2)	$145,000	$8,720,000	$960,000	$(16,175,000)	$(196,000)	$7,156,000	$3,241,000	$2,791,000

Taxable income:
From operations	$97,000	$1,539,000	$1,155,000	$(322,902)	$(183,000)	$(207,000)	$123,000	$1,437,292
From gain (loss) on sale	-	-	-	-	-	-	-	-

Cash generated (deficiency) from operations	855,000	5,816,000	3,876,000	2,803,000	1,769,000	3,681,000	2,726,000	3,624,000
Cash generated (deficiency) from sales	-	-	-	-	-	-	-	-
Cash generated from refinancing	-	-	-	-	-	-	-	-

Total cash generated from operations, sales and refinancing	855,000	5,816,000	3,876,000	2,803,000	1,769,000	3,681,000	2,726,000	3,624,000
Less: Cash distributions to investors
- From operating cash flow	(640,000)	(3,525,000)	(3,560,000)	(3,560,000)	(100,000)	(3,135,000)	(3,355,000)	(3,420,000)
- From sales and refinancing	-	-	-	-	-	-	-	-

Cash generated (deficiency) after cash distributions	215,000	2,291,000	316,000	(757,000)	1,669,000	546,000	(629,000)	204,000
Less: Special items (not including sales and refinancing)	-	-	-	-	-	-	-	-

Cash generated (deficiency) after cash distributions and special items	$215,000	$2,291,000	$316,000	$(757,000)	$1,669,000	$546,000	$(629,000)	$204,000

Tax and Distribution Data per $1,000 Invested(3)
Federal Income Tax Results:
Ordinary income (loss)
- from operations	$11	$31	$23	$(6)	$(127)	$(5)	$3	$30
- from recapture	-	-	-	-	-	-	-	-
Capital gain (loss)	-	-	-	-	-	-	-	-
Cash distributions to investors
Source (on GAAP basis)
- from investment income	70	71	71	71	70	71	71	71
- from return of capital	-	-	-	-	-	-	-	-

Total distribution on GAAP basis	$70	$71	$71	$71	$70	$71	$71	$71

Source (on cash basis)
- from sales	$-	$-	$-	$-	$-	$-	$-	$-
- from refinancing	-	-	-	-	-	-	-	-
- from operations	70	71	71	71	70	71	71	71

Total distributions on cash basis	$70	$71	$71	$71	$70	$71	$71	$71

Amounts (in percentage terms) remaining in program properties as of December 31, 2009(4)	100%	100%	100%	100%	100%	100%	100%	100%

(1) Operating expenses include all general and administrative expenses.

(2) The accompanying financial information has been prepared in conformity with accounting principles generally accepted in the United States for investment companies. Accordingly, the real estate investments are reflected at their estimated current values as determined by the general partner, using current appraisals or market information and the general partner’s good faith estimate of value. All other assets and liabilities are generally valued based on the actual costs or liabilities incurred, which management believes approximates current value.

The major differences between GAAP basis net income for investment companies and taxable income are the following:

•	GAAP basis income for investment companies does not include depreciation expense while taxable income includes depreciation expense.

•

GAAP basis income for investment companies includes the changes in market value of real estate investments as unrealized gain or loss in the income statement. There is no such adjustment for the calculation of taxable income.

(3) Tax and distribution data per $1,000 invested calculated based on weighted-average capital invested.

(4) Calculated as original total acquisition cost of investments made divided by original total acquisition cost of all investments held as of December 31, 2009.

TABLE III

OPERATING RESULTS OF PRIOR PROGRAMS (CONTINUED)

(UNAUDITED)

Prior Performance Is Not Indicative of Future Results

	Separate Account 01/07
	2008	2009
Gross revenues	$1,442,000	$10,885,000
Profit (loss) on sale of properties	-	-
Less: Operating expenses(1)	(996,000)	(5,959,000)
Interest expense	(608,000)	(1,054,000)
Depreciation(2)	-	-
Unrealized gain (loss)(2)	(998,000)	(193,000)

Net income (loss) - GAAP basis(2)	$(1,160,000)	$3,679,000

Taxable income:
From operations	$(491,000)	$3,147,006
From gain (loss) on sale	-	-
Cash generated (deficiency) from operations	278,000	7,125,000
Cash generated (deficiency) from sales	-	-
Cash generated from refinancing	-	-

Total cash generated from operations, sales and refinancing	278,000	7,125,000
Less: Cash distributions to investors
- From operating cash flow	(695,000)	(4,630,000)
- From sales and refinancing	-	-

Cash generated (deficiency) after cash distributions	(417,000)	2,495,000
Less: Special items (not including sales and refinancing)	-	-

Cash generated (deficiency) after cash distributions and special items	$(417,000)	$2,495,000

Tax and Distribution Data per $1,000 Invested(3)
Federal Income Tax Results:
Ordinary income (loss)
- from operations	$(50)	$48
- from recapture	-	-
Capital gain (loss)	-	-
Cash distributions to investors
Source (on GAAP basis)
- from investment income	71	71
- from return of capital	-	-

Total distribution on GAAP basis	$71	$71

Source (on cash basis)
- from sales	$-	$-
- from refinancing	-	-
- from operations	71	71

Total distributions on cash basis	$71	$71

Amounts (in percentage terms) remaining in program properties as of December 31, 2009(4)	100%	100%

(1) Operating expenses include all general and administrative expenses.

(2) The accompanying financial information has been prepared in conformity with accounting principles generally accepted in the United States for investment companies. Accordingly, the real estate investments are reflected at their estimated current values as determined by the general partner, using current appraisals or market information and the general partner’s good faith estimate of value. All other assets and liabilities are generally valued based on the actual costs or liabilities incurred, which management believes approximates current value.

The major differences between GAAP basis net income for investment companies and taxable income are the following:

•	GAAP basis income for investment companies does not include depreciation expense while taxable income includes depreciation expense.

•

GAAP basis income for investment companies includes the changes in market value of real estate investments as unrealized gain or loss in the income statement. There is no such adjustment for the calculation of taxable income.

(3) Tax and distribution data per $1,000 invested calculated based on weighted-average capital invested.

(4) Calculated as original total acquisition cost of investments made divided by original total acquisition cost of all investments held as of December 31, 2009.

TABLE III

OPERATING RESULTS OF PRIOR PROGRAMS (CONTINUED)

(UNAUDITED)

Prior Performance Is Not Indicative of Future Results

	KBS REIT I
	2006	2007	2008	2009
Gross revenues	$6,248,000	$100,302,000	$282,641,000	$285,077,000
Profit (loss) on sale of properties	-	-	-	-
Less: Operating expenses (1)	(3,455,000)	(32,465,000)	(86,767,000)	(106,282,000)
Interest expense	(2,826,000)	(33,368,000)	(68,303,000)	(60,931,000)
Depreciation	(2,538,000)	(42,916,000)	(97,021,000)	(120,311,000)
Loss on derivative instruments	-	(1,524,000)	(303,000)	(8,000)
Provision for loan losses	-	-	(104,000,000)	(178,813,000)
Other-than-temporary impairment of marketable real estate securities	-	-	(50,079,000)	(5,067,000)
Net loss attributable to noncontrolling interest	-	2,773,000	3,205,000	3,369,000

Net income (loss) - GAAP basis	$(2,571,000)	$(7,198,000)	$(120,627,000)	$(182,966,000)

Taxable income:
From operations	$(970,000)	$15,774,000	$66,297,000	$58,360,000
From gain (loss) on sale	-	-	-	-
Cash generated (deficiency) from operations	326,000	43,982,000	115,178,000	99,738,000
Cash generated (deficiency) from sales	-	-	-	-
Cash generated from refinancing	-	-	-	-

Total cash generated from operations, sales and refinancing	326,000	43,982,000	115,178,000	99,738,000
Less: Cash distributions to investors (2)
- From operating cash flow	(386,000)	(32,162,000)	(104,264,000)	(108,811,000)
- From sales and refinancing	-	-	-	-
- Other (3)	(900,000)	(700,000)	-	-

Cash generated (deficiency) after cash distributions	(960,000)	11,120,000	10,914,000	(9,073,000)
Less: Special items (not including sales and refinancing)	-	-	-	-

Cash generated (deficiency) after cash distributions and special items	$(960,000)	$11,120,000	$10,914,000	$(9,073,000)

Tax and Distribution Data per $1,000 Invested (4)
Federal Income Tax Results:
Ordinary income (loss)
- from operations	$(52)	$34	$44	$33
- from recapture	-	-	-	-
Capital gain (loss)	-	-	-	-
Cash distributions to investors (2)
Source (on GAAP basis)
- from investment income	-	36	44	33
- from return of capital	69	34	26	28

Total distribution on GAAP basis	$69	$70	$70	$61

Source (on cash basis)
- from sales	$-	$-	$-	$-
- from refinancing	-	-	-	-
- from other (3)	48	2	-	-
- from operations	21	68	70	61

Total distributions on cash basis	$69	$70	$70	$61

Amounts (in percentage terms) remaining in program properties as of December 31, 2009 (5)	100%	100%	100%	100%

(1) Operating expenses include all general and administrative expenses.

(2) Cash distributions to investors include distributions reinvested.

(3) Represents advances made by the advisor of KBS REIT I to pay dividends.

(4) Tax and distribution data per $1,000 invested calculated based on weighted-average capital invested.

(5) Calculated as original total acquisition and origination costs of investments made divided by original total acquisition and origination costs of all investments held as of December 31, 2009.

TABLE IV

RESULTS OF COMPLETED PROGRAMS

(UNAUDITED)

Prior Performance Is Not Indicative of Future Results

Table IV summarizes the results of the programs sponsored by a KBS investment advisor that have completed their operations and sold all of their properties during the five years ended December 31, 2009. The programs represented in the table below had investment objectives that were similar to ours.

	Commingled
	Account 5/95 (1)
Dollar amount raised	$273,100,000	(1)

Number of properties purchased/developed	32
Date of closing of offering		(1)
Date of first sale of property	11/95
Date of final sale of property	9/05
Tax and distribution data per $1,000 invested through
Federal income tax results:
Ordinary income (loss):
- from operations	$295
- from recapture	-
Capital gain	230
Deferred gain:
Capital	-
Ordinary	-
Cash distributions to investors
Source (on GAAP basis)
- from investment income	519
- from return of capital	1,000

Total distribution on GAAP basis	$1,519

Source (on cash basis)
- from sales	$1,188
- from refinancing	-
- from operations	331

	$1,519

(1) This program was a multi-investor, commingled fund that made investments through a limited partnership for which an affiliate of Messrs. Bren and Schreiber served as the general partner. The investors in this partnership contributed a total of $273.1 million between April 1995 and May 1998.

TABLE IV

RESULTS OF COMPLETED PROGRAMS (CONTINUED)

(UNAUDITED)

Prior Performance Is Not Indicative of Future Results

	Separate
	Account 10/97 (1)
Dollar amount raised	$153,017,000	(1)

Number of properties purchased/developed	12
Date of closing of offering		(1)
Date of first sale of property	4/00
Date of final sale of property	2/09
Tax and distribution data per $1,000 invested through
Federal income tax results:
Ordinary income (loss):
- from operations	$325
- from recapture	-
Capital gain	28
Deferred gain:
Capital	-
Ordinary	-
Cash distributions to investors
Source (on GAAP basis)
- from investment income	333
- from return of capital	1,000

Total distribution on GAAP basis	$1,333

Source (on cash basis)
- from sales	$897
- from refinancing	-
- from operations	436

	$1,333

(1) This program was single-client account that made investments through a limited partnership for which an affiliate of Messrs. Bren and Schreiber served as the general partner. The investors in this partnership contributed a total of $153.0 million between October 1997 and January 2000. Although this program sold its final assets in February 2009, it is currently in the process of winding down its operations.

TABLE V

SALES OR DISPOSALS OF PROPERTIES

(UNAUDITED)

Prior Performance Is Not Indicative of Future Results

Table V presents summary information with respect to the results of sales or disposals of properties by programs sponsored by KBS investment advisors during the three years ended December 31, 2009. The table includes information about the sales proceeds received, the cash invested in the properties, the taxable gain or loss from the sales and the cash flow from the operation of the properties. Each of the programs represented in the table have or had investment objectives similar to ours.

TABLE V

SALES OR DISPOSALS OF PROPERTIES (CONTINUED)

(UNAUDITED)

Prior Performance Is Not Indicative of Future Results

			Selling Price, Net of Closing Costs and GAAP Adjustments					Cost of Properties Including Closing and Soft Costs
Property	Date Acquired	Date of Sale	Cash Received Net of Closing Costs	Mortgage Balance at Time of Sale	Purchase Money Mortgage Taken Back by Sale	Adjustments Resulting from Application of GAAP	Total (1)	Original Mortgage Financing	Total Acquisition Costs, Capital Improvements Closing and Soft Costs(2)	Total	Excess (Deficiency) of Property Operating Cash Receipts Over Cash Expenditures (3)
Separate Account 12/98
1010 Lamar	12/98	11/07	$39,456,358	$-	$-	$-	$39,456,358	$-	$33,892,540	$33,892,540	$3,407,239
Carillon Towers	12/98	12/09	-	11,773,244	-	-	11,773,244	-	37,162,473	37,162,473	7,050,013
Commingled Account 12/96
Kirkwood Atrium	8/97	12/07	$22,254,714	$-	$-	$-	$22,254,714	$-	$21,543,253	$21,543,253	$9,845,880
Boulder Tower	5/97	12/07	31,376,678	-	-	-	31,376,678	-	31,289,749	31,289,749	18,780,130
Interchange Business Center	8/97	6/08	3,332,649	-	-	-	3,332,649	-	4,452,054	4,452,054	1,145,948
Bammel Land NWC & SWC	8/97	7/08	107,166	-	-	-	107,166	-	419,123	419,123	(291,255)
Cornerstone Tower	7/97	8/09	1,981,202	-	-	-	1,981,202	-	7,157,364	7,157,364	2,970,846
Northchase Center	7/97	8/09	5,268,944	-	-	-	5,268,944	-	12,027,649	12,027,649	7,034,179
Commingled Account 6/98
725 Concord	8/98	2/07	$17,855,792	$-	$-	$-	$17,855,792	$-	$16,184,402	$16,184,402	$9,237,455
702 E. Osborn	7/98	3/07	3,276,065	-	-	-	3,276,065	-	4,520,933	4,520,933	621,893
4141 Rockside	11/98	4/07	6,735,329	-	-	-	6,735,329	-	9,011,927	9,011,927	3,010,563
6161 Oaktree	11/98	4/07	5,293,419	-	-	-	5,293,419	-	9,011,716	9,011,716	2,531,272
Wells Fargo Bank Tower	8/98	6/07	8,686,198	-	-	-	8,686,198	-	14,537,983	14,537,983	4,641,566
Fairmount Place	7/98	8/07	9,378,362	-	-	-	9,378,362	-	9,537,574	9,537,574	3,396,914
2400 N. Central	7/98	8/07	5,833,884	-	-	-	5,833,884	-	7,142,484	7,142,484	1,150,763
2810 Parham	9/98	11/07	15,309,241	-	-	-	15,309,241	-	15,943,101	15,943,101	6,420,623
Bridgewood I	6/98	12/07	8,651,332	-	-	-	8,651,332	-	12,851,145	12,851,145	2,766,070
Bridgewood II	6/98	12/07	10,037,948	-	-	-	10,037,948	-	14,724,169	14,724,169	4,081,739
Mesa Executive Park (Phoenix)	7/98	7/08	6,899,415	-	-	-	6,899,415	-	12,427,575	12,427,575	5,336,154
Camelwest Plaza (Phoenix)	7/98	7/08	9,038,695	-	-	-	9,038,695	-	21,155,705	21,155,705	7,942,093
Scottsdale Financial Center I (Phoenix)	7/98	8/08	18,540,448	-	-	-	18,540,448	-	21,334,261	21,334,261	12,252,184
Paragon Plaza (Phoenix)	7/98	9/08	4,272,563	-	-	-	4,272,563	-	9,389,304	9,389,304	3,629,108
Scottsdale Airpark (Phoenix)	7/98	5/09	7,182,484	-	-	-	7,182,484	-	16,870,431	16,870,431	480,956
Commingled Account 6/99
Baytech Center	10/99	2/07	$11,640,758	$-	$-	$-	$11,640,758	$-	$9,229,500	$9,229,500	$4,216,068
Montlimar Place	10/99	4/07	18,001,260	-	-	-	18,001,260	-	18,118,239	18,118,239	8,031,026
Financial Plaza	12/99	4/07	16,501,781	-	-	-	16,501,781	-	18,847,245	18,847,245	5,303,751
3535 Travis Place	10/99	9/07	16,711,575	-	-	-	16,711,575	-	14,765,964	14,765,964	3,810,524
32 Nagog Condo Interest	9/99	11/07	316,542	-	-	-	316,542	-	113,502	113,502	1,044,963
205 W. Wacker	9/99	7/08	29,885,478	-	-	-	29,885,478	-	33,542,481	33,542,481	12,030,365
Separate Account 10/97
Eaton Center	12/97	6/07	$34,873,850	$29,405,000	$-	$-	$64,278,850	$-	$70,921,107	$70,921,107	$43,251,227
340/350 N. Sam Houston	1/98	10/07	6,171,131	-	-	-	6,171,131	-	13,920,506	13,920,506	3,293,537
650 N. Sam Houston	1/98	12/07	13,058,208	-	-	-	13,058,208	-	12,867,155	12,867,155	5,020,261
Cypress Tower	12/97	3/08	17,001,847	-	-	-	17,001,847	-	18,128,596	18,128,596	8,134,592
8866 Gulf Freeway	1/98	2/09	4,557,580	-	-	-	4,557,580	-	8,499,861	8,499,861	4,779,135
8876 Gulf Freeway	1/98	2/09	4,309,917	-	-	-	4,309,917	-	7,909,720	7,909,720	4,620,476

TABLE V

SALES OR DISPOSALS OF PROPERTIES (CONTINUED)

(UNAUDITED)

Prior Performance Is Not Indicative of Future Results

(1) See also the table immediately below that sets forth the allocation of taxable gain (loss) associated with individual property sales between capital gain (loss) and ordinary gain (loss).

(2) Acquisition costs include acquisition fees paid to sponsor. Soft costs include legal fees, environmental studies, title and closing costs related to the acquisition and closing of the asset. Amounts shown do not include pro rata share of program offering costs nor do they include any program administration costs not related to the operation of the property.

(3) Does not include any program administration costs not related to the operation of the property.

*This table does not include an interest in a mezzanine loan acquired by KBS REIT I on September 24, 2007 that was paid down in full by the borrower of the loan on November 19, 2007, prior to the stated maturity date.

TABLE V

SALES OR DISPOSALS OF PROPERTIES (CONTINUED)

(UNAUDITED)

Prior Performance Is Not Indicative of Future Results

This table sets forth the allocation of taxable gain (loss) associated with individual property sales between capital gain (loss) and ordinary gain (loss) for properties sold by programs sponsored by KBS investment advisors during the three years ended December 31, 2009.

	Taxable Gain	Capital Gain	Ordinary Gain
Property	(Loss)	(Loss)	(Loss)
Separate Account 12/98
1010 Lamar	$11,701,036	$11,701,036	$-
Carillon Towers	(17,323,788)	(17,323,788)	-

Commingled Account 12/96
Kirkwood Atrium	$5,676,673	$5,676,673	$-
Boulder Tower	6,737,388	6,737,388	-
Interchange Business Center	166,888	166,888	-
Bammel Land NWC & SWC	311,958	311,958	-
Cornerstone Tower	(3,871,483)	(3,871,483)	-
Northchase Center	(4,475,915)	(4,475,915)	-

Commingled Account 6/98
725 Concord	$4,062,524	$4,062,524	$-
702 E. Osborn	(456,284)	(456,284)	-
4141 Rockside	(671,420)	(671,420)	-
6161 Oaktree	(2,177,945)	(2,177,945)	-
Wells Fargo Bank Tower	(3,163,591)	(3,163,591)	-
Fairmont Place	1,746,670	1,746,670	-
2400 N. Central (Partial Sale of Land)	(207,461)	(207,461)	-
2810 Parham	2,674,203	2,674,203	-
Bridgewood I	(1,886,845)	(1,886,845)	-
Bridgewood II	(1,942,590)	(1,942,590)	-
Mesa Executive Park (Phoenix)	(3,142,272)	(3,142,272)	-
Camelwest Plaza (Phoenix)	(7,708,517)	(7,708,517)	-
Scottsdale Financial Center I (Phoenix)	1,623,264	1,623,264	-
Paragon Plaza (Phoenix)	(3,252,219)	(3,252,219)	-
Scottsdale Airpark (Phoenix)	(5,903,988)	(5,903,988)	-

Commingled Account 6/99
Baytech Center	$3,874,019	$3,874,019	$-
Montlimar Place	2,902,418	2,902,418	-
Financial Plaza	829,147	829,147	-
3535 Travis Place	4,597,485	4,597,485	-
32 Nagog Condo Interest	227,114	227,114	-
205 W. Wacker	2,667,925	2,667,925	-

Separate Account 10/97
Eaton Center	$8,293,580	$8,293,580	$-
340/350 N. Sam Houston	(5,113,156)	(5,113,156)	-
650 N. Sam Houston	2,795,943	2,795,943	-
Cypress Tower	1,916,097	1,916,097	-
8866 Gulf Freeway	(1,880,936)	(1,880,936)	-
8876 Gulf Freeway	(1,657,993)	(1,657,993)	-

TABLE VI

ACQUISITIONS OF PROPERTIES BY PROGRAMS

(UNAUDITED)

Prior Performance Is Not Indicative of Future Results

Table VI presents information concerning the acquisition of properties during the three years ended December 31, 2009 by KBS REIT I and the private programs sponsored by KBS investment advisors. Each of the programs below have investment objectives similar to ours.

TABLE VI

ACQUISITIONS OF PROPERTIES BY PROGRAMS (CONTINUED)

(UNAUDITED)

Prior Performance Is Not Indicative of Future Results

Property and Location	Type of Property	Gross Leaseable Area (sq. ft.)	Date of Purchase	Original Mortgage Financing	Cash Down Payment (equity)	Contract Purchase Price Plus Acquisitions Fees / Origination Fees (1)	Other Cash Expenditures Expensed (2)	Other Cash Expenditures Capitalized (3)	Total Cost of Property (4)
Separate Account 5/06(5)
625 Mt. Auburn Cambridge, MA	Office	137,047	01/11/07	$19,400,000	$10,652,521	$29,896,000	$-	$156,521	$30,052,521
Separate Account 10/06(6)
555 Washington Miami Beach, FL	Office	64,617	01/10/07	$19,500,000	$10,907,339	$30,300,000	$-	$107,339	$30,407,339
Parkwood Place Plano, TX	Office	98,750	02/13/07	11,700,000	6,606,722	18,180,000	-	126,722	18,306,722
Separate Account 01/07(7)
Crossroads Distribution Center Charlotte, NC	Industrial	496,347	03/28/08	$14,602,500	$11,875,602	$26,318,891	$-	$159,211	$26,478,102
Providence Towers Dallas, TX	Office	515,389	03/31/09	-	61,628,167	61,610,000	-	18,167	61,628,167
Ridgewood Corporate Center I Bellevue, WA	Office	240,576	11/19/09	-	32,575,405	32,395,750	-	179,655	32,575,405

TABLE VI

ACQUISITIONS OF PROPERTIES BY PROGRAMS (CONTINUED)

(UNAUDITED)

Prior Performance Is Not Indicative of Future Results

Property and Location	Type of Property	Gross Leaseable Area (sq. ft.)	Date of Purchase	Original Mortgage Financing	Cash Down Payment (equity)	Contract Purchase Price Plus Acquisition Fees / Origination Fees (1)	Other Cash Expenditures Expensed (2)	Other Cash Expenditures Capitalized (3)	Total Cost of Property (4)
KBS REIT I (8)
Sandmar Mezzanine Loan Southeast Retail Portfolio	Mezzanine Debt	N/A	01/09/2007	$-	$8,100,778	$8,060,182	$-	$40,596	$8,100,778
Crescent Green Buildings (9) Cary, NC	Office	248,832	01/31/2007	40,800,000	7,868,529	48,502,297	-	166,232	48,668,529
625 Second Street San Francisco, CA	Office	134,847	01/31/2007	33,700,000	17,822,848	51,383,545	-	139,303	51,522,848
Sabal VI Building (10) Tampa, FL	Office	96,346	03/05/2007	14,040,000	2,699,837	16,624,614	-	115,223	16,739,837
Park Central Mezzanine Loan New York, NY	Mezzanine Debt	N/A	03/23/2007	-	15,157,054	15,112,645	-	44,409	15,157,054
The Offices at Kensington Sugar Land, TX	Office	170,436	03/29/2007	18,500,000	9,644,446	28,209,512	-	(65,066)	28,144,446
Second Tribeca Mezzanine Loan (11) New York, NY	Mezzanine Debt	N/A	05/03/2007	-	31,500,918	31,458,564	-	42,354	31,500,918
Royal Ridge Building Alpharetta, GA	Office	160,539	06/21/2007	-	33,382,665	33,248,506	-	134,159	33,382,665
9815 Goethe Road Building Sacramento, CA	Office	80,000	06/26/2007	-	15,970,645	15,868,888	-	101,757	15,970,645
Bridgeway Technology Center Newark, CA	Research	187,268	06/27/2007	-	50,388,745	50,265,102	-	123,643	50,388,745
Tribeca Senior Mortgage Participation (11) (12) New York, NY	Mortgage Debt	N/A	06/28/2007	-	26,045,084	25,988,955	-	56,129	26,045,084

TABLE VI

ACQUISITIONS OF PROPERTIES BY PROGRAMS (CONTINUED)

(UNAUDITED)

Prior Performance Is Not Indicative of Future Results

Property and Location	Type of Property	Gross Leaseable Area (sq. ft.)	Date of Purchase	Original Mortgage Financing	Cash Down Payment (equity)	Contract Purchase Price Plus Acquisitions Fees / Origination Fees (1)	Other Cash Expenditures Expensed (2)	Other Cash Expenditures Capitalized (3)	Total Cost of Property (4)
KBS REIT I (8)
Opus National Portfolio MN, TX, OH, IN, GA, MI	Industrial	2,315,848	07/25/2007	$-	$125,708,945	$125,435,800	$-	$273,145	$125,708,945
200 Professional Drive Loan Origination (13) Gaithersburg, MD	Mortgage Debt	N/A	07/31/2007	-	9,135,325	9,124,003	-	11,322	9,135,325
Lawrence Village Plaza Loan Origination (14) New Castle, PA	Mortgage Debt	N/A	08/06/2007	-	6,367,211	6,357,585	-	9,626	6,367,211
11 South LaSalle Loan Origination (15) Chicago, IL	Mortgage Debt	N/A	08/08/2007	-	30,992,223	30,991,594	-	629	30,992,223
National Industrial Portfolio (16) CO, CT, MA, NH, NY, PA, TX	Industrial	10,924,318	08/08/2007	431,000,000	94,734,090	518,994,138	-	6,739,952	525,734,090
Plano Corporate Center I & II Plano, TX	Office	308,038	08/28/2007	30,591,000	15,605,472	46,093,894	-	102,578	46,196,472
2200 West Loop South Building Houston, TX	Office	196,217	09/05/2007	17,426,000	18,090,314	35,364,389	-	151,925	35,516,314
One Madison Mezzanine Loan (17) New York, NY	Mezzanine Debt	N/A	09/24/2007	-	21,174,500	21,157,500	-	17,000	21,174,500
San Diego Office Portfolio B-Note San Diego, CA	B-Note	N/A	10/26/2007	-	13,581,263	13,500,500	-	80,763	13,581,263
Petra Subordinated Debt	Subordinated Debt	N/A	10/26/2007	-	50,379,568	50,375,000	-	4,568	50,379,568
ADP Plaza Portland, OR	Office	180,772	11/07/2007	20,900,000	12,550,846	33,349,014	-	101,832	33,450,846
Woodfield Preserve Office Center Schaumburg, IL	Office	647,196	11/13/2007	68,400,000	68,140,801	136,816,433	-	(275,632)	136,540,801
Nashville Flex Portfolio Nashville, TN	Industrial	550,289	11/15/2007	32,430,000	22,267,806	53,907,180	-	790,626	54,697,806
4929 Wilshire B-Note Los Angeles, CA	B-Note	N/A	11/19/2007	-	2,598,953	2,559,347	-	39,606	2,598,953
Patrick Henry Corporate Center Newport News, VA	Office	98,883	11/29/2007	11,100,000	7,854,387	18,691,100	-	263,287	18,954,387
South Towne Corporate Center I&II Sandy, UT	Office	269,233	11/30/2007	25,200,000	25,107,283	50,124,496	-	182,787	50,307,283
Artisan Multifamily Portfolio Mezzanine Loan Las Vegas, NV	Mezzanine Debt	N/A	12/11/2007	-	20,183,326	20,119,330	-	63,996	20,183,326

TABLE VI

ACQUISITIONS OF PROPERTIES BY PROGRAMS (CONTINUED)

(UNAUDITED)

Prior Performance Is Not Indicative of Future Results

Property and Location	Type of Property	Gross Leaseable Area (sq. ft.)	Date of Purchase	Original Mortgage Financing	Cash Down Payment (equity)	Contract Purchase Price Plus Acquisition Fees / Origination Fees (1)	Other Cash Expenditures Expensed (2)	Other Cash Expenditures Capitalized (3)	Total Cost of Property (4)
KBS REIT I (8)
Arden Portfolio M3-(A) Mezzanine Loan (18) Southern California	Mezzanine Debt	N/A	01/30/2008	$36,167,167	$24,689,955	$60,731,643	$-	$125,479	$60,857,122
Arden Portfolio M2-(B) Mezzanine Loan (18) Southern California	Mezzanine Debt	N/A	01/30/2008	50,232,427	34,242,609	84,349,557	-	125,479	84,475,036
Rivertech I and II (19) Billerica, MA	Office	285,772	02/20/2008	27,300,000	18,458,439	45,540,496	-	217,943	45,758,439
San Antonio Business Park Mortgage Loan San Antonio, Texas	Mortgage Debt	N/A	03/28/2008	-	24,040,552	23,957,411	-	83,141	24,040,552
Suwanee Pointe Suwanee, GA	Industrial	205,645	05/22/2008	-	18,073,278	17,934,541	-	138,737	18,073,278
2600 Michelson Mezzanine Loan Irvine, CA	Mezzanine Debt	N/A	06/02/2008	-	8,618,799	8,560,147	-	58,652	8,618,799
Millennium I Building (20) Addison, TX	Office	353,461	06/05/2008	36,000,000	36,573,852	72,540,252	-	33,600	72,573,852
Tysons Dulles Plaza (21) McLean, VA	Office	487,775	06/06/2008	77,721,069	77,016,715	153,901,845	-	835,939	154,737,784
18301 Von Karman Mortgage and Mezzanine Loans (22) Irvine, CA	Mortgage & Mezzanine Debt	N/A	06/12/2008	-	62,416,334	62,339,883	-	76,451	62,416,334
Greak Oaks Center Alpharetta, GA	Office	235,224	07/18/2008	19,349,000	14,804,813	33,983,474	-	170,339	34,153,813
University Park Buildings Sacramento, CA	Office	127,085	07/31/2008	-	24,144,037	24,029,680	-	114,357	24,144,037
Meridian Tower Tulsa, OK	Office	205,659	08/18/2008	-	17,696,619	17,581,712	-	114,907	17,696,619
GKK Mezzanine Loan National	Mezzanine Debt	N/A	08/22/2008	297,623,400	202,743,766	499,763,818	-	603,348	500,367,166
55 East Montroe Mezzanine Loan Origination Chicago, IL	Mezzanine Debt	N/A	08/27/2008	-	55,425,610	55,412,598	-	13,012	55,425,610
North Creek Parkway Center Bothell, WA	Office	205,707	08/28/2008	-	41,553,139	41,423,279	-	129,860	41,553,139
Five Tower Bridge Building West Conshohocken, PA	Office	223,726	10/14/2008	41,000,000	33,549,767	73,554,888	-	994,879	74,549,767
City Gate Plaza Sacramento, CA	Office	105,003	11/25/2008	-	20,859,908	20,755,260	-	104,648	20,859,908

TABLE VI

ACQUISITIONS OF PROPERTIES BY PROGRAMS (CONTINUED)

(UNAUDITED)

Prior Performance Is Not Indicative of Future Results

(1) Acquisition fees and origination fees are calculated as a percentage of purchase price (including any debt used to fund the acquisition or origination) plus other acquisition or origination expenses and are paid to the KBS sponsor.

(2) Other cash expenditures expensed include legal fees, outside broker fees, environmental studies, title and other closing costs.

(3) Other cash expenditures capitalized include legal fees, outside broker fees, environmental studies, title and other closing costs.

(4) Total cost of property includes the cash down payment, acquisition or origination fees, other cash expenditures and financing.

(5) This program represents a single-client account whereby dollars are raised only as assets are identified pursuant to a partnership agreement between a KBS affiliate and an institutional investor. Under the partnership agreement, when the KBS investment advisor for the partnership identifies properties for investment, the KBS investment advisor invests funds on behalf of the investor, manages the assets in the investor’s portfolio and ultimately sells the assets on behalf of the investor. Separate Account 5/06 made its first investment in September 2006. The program has made a total of five separate investments through December 2009.

(6) This program represents a single-client account whereby dollars are raised only as assets are identified pursuant to a partnership agreement between a KBS affiliate and an institutional investor. Under the partnership agreement, when the KBS investment advisor for the partnership identifies properties for investment, the KBS investment advisor invests funds on behalf of the investor, manages the assets in the investor’s portfolio and ultimately sells the assets on behalf of the investor. Separate Account 10/06 made its first investment in November 2006. The program has made a total of four separate investments through December 2009.

(7) This program represents a single-client account whereby dollars are raised only as assets are identified pursuant to a partnership agreement between a KBS affiliate and an institutional investor. Under the partnership agreement, when the KBS investment advisor for the partnership identifies properties for investment, the KBS investment advisor invests funds on behalf of the investor, manages the assets in the investor’s portfolio and ultimately sells the assets on behalf of the investor. Separate Account 01/07 made its first investment in March 2008. The program has made a total of three investments through December 2009.

(8) KBS REIT I is a publicly registered, non-traded REIT. KBS REIT I launched its initial public offering on January 27, 2006. On July 5, 2006, KBS REIT I broke escrow in its initial public offering and then commenced real estate operations. KBS REIT I ceased offering shares in its initial public offering on May 30, 2008.

(9) “Original Mortgage Financing” includes the Crescent Green Buildings Mezzanine Loan in the amount of $8,400,000 that was repaid in full on March 31, 2007.

(10) “Original Mortgage Financing” includes the Sabal VI Building Mezzanine Loan in the amount of $3,000,000 that was repaid in full on February 22, 2008.

(11) As of December 31, 2009, KBS REIT I had made three investments in loans related to the Tribeca Building. The Second Tribeca Mezzanine Loan was KBS REIT I’s most junior investment. Subsequent to December 31, 2009, the borrower under the Tribeca Loans defaulted and KBS REIT I foreclosed on this project by exercising its right to accept 100% of the ownership interest of the borrower under the Second Tribeca Mezzanine Loan pursuant to the Second Tribeca Mezzanine Loan documents. As a result of the assignment in lieu of foreclosure, as of December 31, 2009 KBS REIT I valued its investments in the Tribeca Loans at their aggregate fair values of $38.1 million. KBS REIT I expects the fair values of the Tribeca Loans as of December 31, 2009 will be equal to its consolidated investment in the Tribeca Building at the time of foreclosure.

(12) “Contract purchase price plus acquisition fees” reflects the original purchase price of $23,534,715, acquisition fees paid of $176,925 and subsequent loan draws of $2,277,315. As of December 31, 2009, the loan commitment was fully funded.

(13) “Contract purchase price plus acquisition fees” reflects the original purchase price of $7,397,280, acquisition fees paid of $55,564 and subsequent loan draws of $1,671,159. As of December 31, 2009, the remaining unfunded loan commitment totaled $1,236,944.

(14) “Contract purchase price plus acquisition fees” reflects the original purchase price of $6,159,435, acquisition fees paid of $46,268 and subsequent loan draws of $151,882. As of December 31, 2009, the remaining unfunded loan commitment totaled $1,812,869.

(15) “Contract purchase price plus acquisition fees” reflects the original purchase price of $21,500,000, acquisition fees paid of $161,330 and subsequent loan draws of $9,330,264. As of December 31, 2009, the remaining unfunded loan commitment totaled $8,104,532.

(16) KBS REIT I holds its investment in the National Industrial Portfolio through a consolidated joint venture in which KBS REIT I owns an 80% membership interest.

(17) The borrower under the One Madison Mezzanine Loan paid off the loan in full on November 19, 2007, prior to the stated maturity date.

(18) On July 8, 2009, KBS REIT I released the borrowers under the Arden Portfolio Mezzanine Loans from liability and received preferred membership interests in a joint venture that indirectly owns the properties that had served as collateral for the loans.

TABLE VI

ACQUISITIONS OF PROPERTIES BY PROGRAMS (CONTINUED)

(UNAUDITED)

Prior Performance Is Not Indicative of Future Results

(19) “Original Mortgage Financing” represents the principal amount due under a nine-month secured bridge loan. KBS REIT I paid off the principal and interest due under the nine-month secured bridge loan with proceeds from a secured mortgage loan facility.

(20) “Original Mortgage Financing” represents the principal amount due under a six-month bridge loan that was repaid in full on February 5, 2009.

(21) “Original Mortgage Financing” represents the principal amount due under a six-month secured bridge loan, which was refinanced on September 4, 2008 with a 66-month fixed rate mortgage loan.

(22) During the year ended December 31, 2009, KBS REIT I received a deed-in-lieu of foreclosure in satisfaction of the amounts due under its investment in the 18301 Von Karman Loans. KBS REIT I gained control of the collateral securing these loans, an office building located at 18301 Von Karman Avenue, Irvine, California, on October 6, 2009 at a carrying value of $40.8 million.